Exhibit 99.1

                              LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                              NET PERCEPTIONS, INC.
            PURSUANT TO THE OFFER TO EXCHANGE DATED DECEMBER 15, 2003
                     IN EXCHANGE FOR SHARES OF COMMON STOCK
                                       OF
                           OBSIDIAN ENTERPRISES, INC.

       The Exchange Offer And Withdrawal Rights Will Expire At 5:00 p.m.,
                             New York City time, On
            February 20, 2004, Unless The Exchange Offer Is Extended.

                    The Depositary for the exchange offer is:

                                StockTrans, Inc.

                      BY MAIL, OVERNIGHT DELIVERY, OR HAND:
                            Reorganization Department
                                StockTrans, Inc.
                            44 West Lancaster Avenue
                                Ardmore, PA 19003
                            Telephone: (610) 649-7300
                               Fax: (610) 649-7302


     All questions regarding the exchange offer should be directed to Innisfree M&A Incorporated ("Innisfree") at the address and telephone numbers set forth in Instruction 10.

     This Letter of Transmittal, including the accompanying instructions, and the Offer to Exchange should be read carefully before you complete this Letter of Transmittal.

     Delivery of this Letter of Transmittal to an address other than the one shown above for the Depositary does not constitute a valid delivery. Deliveries to Obsidian Enterprises, Inc. or Innisfree will not be forwarded to the Depositary and, therefore, will not constitute valid delivery to the Depositary.


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SECTION 1.01       DESCRIPTION OF SHARES TENDERED

------------------------------------------------------------ --------------------------------------------------------
                                                                                 Shares Tendered
                                                                (Attach additional signed schedule if necessary.)
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ ------------------ ------------------ ------------------
        Name(s) and Address of Registered Holder(s)             Certificate       No. of Shares      No. of Shares
(Please fill in, if blank, exactly as name(s) appear(s) on                       Represented by
                   Share certificate(s))                          No(s).         Certificate(s)        Tendered*
------------------------------------------------------------ ------------------ ------------------ ------------------

------------------------------------------------------------ ------------------ ------------------ ------------------

------------------------------------------------------------ ------------------ ------------------ ------------------

------------------------------------------------------------ ------------------ ------------------ ------------------

------------------------------------------------------------ ------------------ ------------------ ------------------
                                     TOTAL SHARES TENDERED:
------------------------------------------------------------ ------------------ ------------------ ------------------


     Holders of outstanding shares of common stock, par value $0.0001 per share, and the associated preferred stock purchase rights (together, the "Shares"), who desire to tender Shares under the exchange offer must list in the table above each certificate number, the number of Shares represented by each certificate, and the number of those Shares tendered. If the space provided above is inadequate, list this information on a separately executed and signed schedule and attach the schedule to this Letter of Transmittal. The names and addresses of the holders should be printed exactly as they appear on the certificates representing the Shares tendered hereby. The Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.


     *If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

[ ] Check here if any certificates representing Shares tendered hereby have been lost, stolen, destroyed, or mutilated. You must complete an affidavit of loss and return it with your Letter of Transmittal. A bond is required to be posted by the shareholder to secure against the risk that the certificates may be subsequently recirculated. See Instruction 9.

     This Letter of Transmittal is to be used only if certificates for Shares are to be forwarded with it, or certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary.

     Holders of Shares who desire to tender Shares under the exchange offer and who cannot deliver the certificates for their Shares or who are unable to comply with the procedures for book-entry transfer before the "expiration date" (as defined on page 25 of the Offer to Exchange), and who cannot deliver all other documents required by this Letter of Transmittal to the Depositary before the expiration date, may tender their Shares according to the guaranteed delivery procedures set forth on page 29 of the Offer to Exchange. See Instruction 2.

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED UNDER NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
FOLLOWING:

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

Account Number:


Ladies and Gentleman:

     The undersigned hereby tenders to Obsidian Enterprises, Inc. ("Obsidian"), a Delaware corporation, the above-described shares of common stock, par value
$0.0001 per share, and the associated preferred stock purchase rights (together, the "Shares"), of Net Perceptions, Inc., a Delaware corporation (the "Company"), pursuant to Obsidian's offer to exchange all outstanding Shares for 2.0 shares of Obsidian common stock (after the 1 for 50 reverse split effective February
16, 2004, the exchange will be for 1/25 share of Obsidian common stock) and to provide cash payment for any fractional shares that would otherwise issue, upon the terms and subject to the conditions set forth in the Offer to Exchange dated
December 15, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"). The Offer expires at 5:00 p.m., New York
City time, on February 20, 2004, unless extended as described in the Offer to Exchange (as extended, the "Expiration Date"). Obsidian reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to exchange Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Obsidian of its obligations under the Offer or prejudice your rights to receive payment for Shares validly tendered and accepted for exchange.

     Subject to and effective upon acceptance for exchange of the Shares tendered hereby in accordance with the terms of the exchange offer, including, if the exchange offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of Obsidian all right, title, and interest in and to all Shares tendered hereby and orders the registration of such Shares tendered by book-entry transfer that are exchanged under the exchange offer to or upon the order of Obsidian and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such Shares, with the full knowledge that the Depositary also acts as the agent of Obsidian, with full power of substitution, such power of attorney being an irrevocable power coupled with an interest, to:

     (a) deliver certificates for Shares, together with all accompanying evidences of transfer and authenticity, to or upon the order of Obsidian, upon receipt by the Depositary, as the undersigned's agent, of the shares of Obsidian common stock to be exchanged with such Shares, along with any cash to be paid for fractional shares, pursuant to the Offer of Exchange;

     (b) present certificates for such Shares for cancellation and transfer on the books of Net Perceptions; and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the exchange offer.

     The undersigned hereby covenants, represents, and warrants to Obsidian that:

     (a) the undersigned understands that tendering of Shares under any one of the procedures described beginning on page 27 of the Offer to Exchange and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the exchange offer;

     (b) when and to the extent Obsidian accepts the Shares for exchange, Obsidian will acquire good, marketable, and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements, or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

     (c) on request, the undersigned will execute and deliver any additional documents the Depositary or Obsidian deems necessary or desirable to complete the assignment, transfer, and exchange of the Shares tendered hereby.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing the Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender should be set forth in the appropriate boxes above.

     The undersigned hereby irrevocably  appoints Timothy S. Durham and Terry G.
Whitesell, or either of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for exchange by Obsidian prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after December 15,
2003), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), or otherwise. This appointment is effective, and voting rights will be affected, when and only to the extent that Obsidian accepts the undersigned's Shares for exchange and deposits with the Depositary Obsidian common stock and cash with respect to fractional shares which together comprise the exchange offer consideration. Such acceptance for exchange shall revoke any other proxy granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given by the undersigned (and if given, will not be deemed to be effective).

     The undersigned understands that acceptance of the Shares by Obsidian for exchange will constitute a binding agreement between the undersigned and Obsidian upon the terms and subject to the conditions of the Offer.

     The certificates for the shares of Obsidian common stock exchanged for the tendered Shares will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special
Exchange Instructions" or "Special Delivery Instructions" boxes below.

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



-----------------------------------------------------    ---------------------------------------------------------
            SPECIAL EXCHANGE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS


           (See Instructions 1, 4, 5, and 7)                          (See Instructions 1, 4, 5, and 7)


      To be completed ONLY if certificates for                  To be completed ONLY if certificates for shares
 Shares not tendered or not purchased or for shares             not tendered or not purchased or for shares of
 of Obsidian common stock exchanged for the tendered           Obsidian common stock exchanged for the tendered
 Shares are to be issued or payment with respect to           Shares or payment with respect to fractional shares
   fractional shares is to be made in the name of            are to be sent to someone other than the undersigned
      someone other than the undersigned.                     or to the undersigned at an address other than that
                                                                                 shown above.

Issue:    |_|  check      |_| certificates to:               Mail:    |_|  check             |_| certificates to:

Name _________________________________________               Name _________________________________________
         (Please Print)                                                 (Please Print)
Address ______________________________________               Address ______________________________________
______________________________________________               ______________________________________________
______________________________________________               ______________________________________________
______________________________________________               ______________________________________________
                                     (Zip Code)                                                   (Zip Code)

______________________________________________               ______________________________________________
           Taxpayer Identification Number                             Taxpayer Identification Number
                                                      -      ------------------------------------------------------

                                    SIGN HERE

                   (Please Complete Substitute Form W-9 Below)

_______________________________________________________________________________
_______________________________________________________________________________
                    Signature(s) of Stockholder(s)

Dated  _____________________________________________


Name(s) _______________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                          (Please Print)

Capacity (full title) _________________________________________________________
Address _______________________________________________________________________
_______________________________________________________________________________
                                                                      (Zip Code)

Area Code and Telephone Number ________________________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                            Guarantee of Signature(s)
                     (If required; see Instructions 1 and 5)
                     (For use by Eligible Institutions only.
                    Place medallion guarantee in space below)


Name of Firm __________________________________________________________________

Address _______________________________________________________________________
_______________________________________________________________________________
                                                                      (Zip Code)

Authorized Signature  _________________________________________________________

Name __________________________________________________________________________
                                 (Please Print)

Area Code and Telephone Number ________________________________________________

Dated _________________________________________________________________________

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                                                             [GRAPHIC OMITTED] 2
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SUBSTITUTE                              Part I    Taxpayer Identification No.-- For All Accounts             Part II   For Payees
FORM W-9                                ----------------------------------                                             Exempt
Department of the Treasury              Enter your taxpayer identification                                             From
Internal Revenue Service                number in the appropriate box. For      Social Security Number                 Backup
                                        most individuals and sole                                                      Withholding
Payer's Request for                     proprietors, this is your social                                               (see
Taxpayer Identification No.             security number. For other                       OR                            enclosed
                                        entities, it is your employer                                                  Guidelines)
                                        identification number. If you do
                                        not have a number, see "How to
                                        Obtain a TIN" in the enclosed           Employer Identification Number
                                        Guidelines.

                                        Note: If the account is in more
                                        than one name, see the chart in the
                                        enclosed Guidelines to determine
                                        what number to enter.


------------------------------------------------------------------------------------------------------------------------------------

Part III Certification -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
     Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE ____________________________________  DATE____________________ , 20___



------------------------------------------------------------------------------------------------------------------------------------
NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
TAX BEING  WITHHELD ON ANY PAYMENTS  MADE TO YOU  PURSUANT TO THE OFFER.  PLEASE
REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER  IDENTIFICATION  NUMBER
ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
------------------------------------------------------------------------------------------------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                FORMING PART OF THE TERMS OF THE EXCHANGE OFFER

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" on this Letter of Transmittal or
(ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary, or if tenders are to be made under the procedure for tender by book-entry transfer set forth in the Offer to Exchange. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an Agent's Message (as defined in the Offer to Exchange), and any other documents required by this Letter of Transmittal, including, if available, any Rights Certificates (as defined in the Offer to Exchange), should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary before the expiration date.

Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents, including, if available, any Rights Certificates (as defined in the Offer to Exchange), to the Depositary before the expiration date, or whose Shares cannot be delivered before the expiration date under the procedures for book-entry transfer, may tender their Shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth on page 29 of the Offer to Exchange. Under such procedure, the certificates for all physically tendered Shares as well as properly completed and duly executed Letter(s) of Transmittal, or manually signed facsimile of it, or an Agent's Message, and all other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in the Offer to Exchange.

The Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission, or mail to the Depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For Shares to be tendered validly under the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery before the expiration date.

The method of delivery of all documents, including certificates for Shares, the Letter of Transmittal, and any other required documents, is at the election and risk of the tendering shareholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Obsidian will not accept any alternative, contingent, or conditional tenders, nor will it purchase any fractional shares. All tendering shareholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers, the number of Shares represented by each certificate, and the number of Shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares evidenced by the old certificates will be issued and sent to the registered holder(s) promptly after the expiration date. Unless otherwise indicated, all Shares represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

     (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal, or photocopies of it, as there are different registrations of certificates.

     (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless exchanged shares of Obsidian common stock are to be issued or cash payment of any fractional share is to be made to a person other than the registered holder(s). Signature(s) on such certificate(s) or stock powers must be guaranteed by an eligible guarantor institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if exchanged shares of Obsidian common stock are to be issued or cash payment of any fractional share is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an eligible guarantor institution. See Instruction 1.

     (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the Depositary that is satisfactory to Obsidian of their authority to so act.

6. Stock Transfer Taxes. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. Obsidian will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares exchanged under the exchange offer. If, however:

     (a) payment of any part of the purchase price is to be made to any person other than the registered holder(s);

     (b) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal; or

     (c) Shares not tendered or not exchange for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s);

then, the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s), or otherwise) payable on account thereof, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

7. Special Exchange and Delivery Instructions. If shares of Obsidian common stock or payments with respect to fractional shares are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such check(s) are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Exchange Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 5.

8. Tax Identification Number and Backup Withholding. Under the U.S. federal income tax laws, the Depositary will be required to withhold 28% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a Form W-8BEN Certificate of Foreign Status to the Depositary. Such certificates can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.
Section 3.09 9. Lost, Stolen, Destroyed, or Mutilated Certificates. If the certificate(s) representing Shares to be tendered have been mutilated, lost, stolen, or destroyed, shareholders should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact Net Perceptions' transfer agent, Wells Fargo Shareowner Services, immediately by calling 1-800-767-3330. Net Perceptions' transfer agent will provide such holder with all necessary forms and instructions to replace any such mutilated, lost, stolen or destroyed certificates. The stockholder will be required to give Obsidian a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed.


10. Questions and Requests for Assistance and Additional Copies. Any questions or requests for assistance or for additional copies of the Offer to Exchange, the Letter of Transmittal, or the Notice of Guaranteed Delivery may be directed to Innisfree M&A Incorporated at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank, or trust company for assistance concerning the exchange offer. To confirm delivery of your Shares, you are directed to contact the Depositary at the number set forth on the front page of this Letter of Transmittal.

     Important: this Letter of Transmittal or a manually signed photocopy of it (together with certificate(s) for Shares and all other required documents) or, if applicable, the Notice of Guaranteed Delivery must be received by the Depositary before the expiration date.

     The entity to contact for information for this exchange offer is:

                           Innisfree M&A Incorporated
                               501 Madison Avenue
                                   20th Floor
                               New York, NY 10022
                            Toll Free: (888) 750-5834
                          Call Collect: (212) 750-5833
                            Facsimile: (212) 750-5799

--------------------------------------------------------------------------------


                                     GUIDELINES FOR CERTIFICATION OF TAXPAYER
                                   IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


-----------------------------------------------------------------------------------------------------------------------------

                                  Give the                       For this type of account        Give the
                                  SOCIAL SECURITY number                                         EMPLOYER
For this type of account          of:                                                            IDENTIFICATION
                                                                                                 number of:


-----------------------------------------------------------------------------------------------------------------------------
                                   The individual                  6.  A valid trust, estate,   Legal entity (Do not furnish
  1.   An individual's account                                         or                       the identifying number of
                                                                       pension trust            the
                                                                                                personal representative or
                                                                                                trustee unless the legal
                                                                                                entity
                                                                                                itself is not designated in
                                                                                                the
                                                                                                account title).4

  2.   Two or more individuals    The actual owner of the
        (joint account)           account or, if combined funds,   7.  Corporate account        The corporation
                                  the first individual on the
                                  account1

  3.   Custodian account of a     The minor2                       8.  Association, club,       The organization
        minor (Uniform Gifts to                                        religious, charitable,
        Minors Act)                                                    educational, or other
                                                                       tax-
                                                                       exempt organization
                                                                       account

  4.   a.  The usual revocable    The grantor-trustee1
           savings trust                                           9.  Partnership account      The partnership
           account
           (grantor is also
           trustee)

        b. So-called trust        The actual owner1                10. A broker or registered   The broker or nominee
           account                                                     nominee
           that is not a legal
           or valid
           trust under state
           law

  5.   Sole proprietorship        The owner3                       11. Account with the         The public entity
        account                                                        Department of
                                                                       Agriculture
                                                                       in the name of a public
                                                                       entity (such as a
                                                                       state or
                                                                       local government,
                                                                       school
                                                                       district or prison)
                                                                       that
                                                                       receives agricultural
                                                                       program payments


-----------------------------------------------------------------------------------------------------------------------------
1   List first and circle the name of the person whose number you furnish.

2   Circle the minor's name and furnish the minor's social security number.

3   You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one).

4   List first and circle the name of the legal trust, estate, or pension trust.

    Note:   If no name is circled when more than one name is listed, the number will be considered to be that of
          the    first name listed.


How to Obtain a TIN

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service ("IRS") and apply for a number.

Payees Exempt from Backup Withholding

Payees exempt from backup withholding on all payments include the following:

o An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

o    The United States or any of its agencies or instrumentalities.

o A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

o A foreign government or any of its political subdivisions, agencies, or instrumentalities.

o    An international organization or any of its agencies or instrumentalities.


Other payees that may be exempt from backup withholding include:

o    A corporation.

o    A foreign central bank of issue.

o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

o A futures commission merchant registered with the Commodity Futures Trading Commission.

o    A real estate investment trust.

o An entity registered at all times during the tax year under the Investment Company Act of 1940.

o    A common trust fund operated by a bank under section 584(a).

o    A financial institution.

o    A middleman known in the investment community as a nominee or custodian.

o    A trust exempt from tax under section 664 or described in section 4947.


Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o    Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

o Payments of patronage dividends where the amount received is not paid in money.

o    Payments made by certain foreign organizations.


Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade of business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o    Payments described in section 6049(b)(5) to nonresident aliens.

o    Payments on tax-free covenant bonds under section 1451.

o    Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Certain payments, other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

Privacy Act Notice. -- Section 6109 requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% (or such other rate specified by the Internal Revenue Code) of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. -- If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.